                                                                   EXHIBIT 10.16


                          PACIFIC GULF PROPERTIES INC.

                        RESTRICTED STOCK AWARD AGREEMENT


         THIS AGREEMENT dated as of the         day of          ,    , is
between Pacific Gulf Properties Inc., a Maryland corporation (the "Corporation") and (the "Employee").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, the Corporation has adopted the Pacific Gulf Properties Inc. 1993 Share Option Plan (the "Plan") in order to retain, motivate and reward employees of the Corporation by providing incentives related to equity interests in and the financial performance of the Corporation; and

         WHEREAS, pursuant to the Plan, the Corporation has determined to grant
to the Employee effective as of the          day of          ,     , (the "Award
Date") an award of restricted shares of common stock of the Corporation, $0.01 par value, upon the terms and conditions set forth herein and in the Plan; and

         WHEREAS, Employee is willing to accept such restricted common stock upon the terms and conditions set forth herein and in the Plan.

         NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

               1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

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

               2. Grant of Award As additional compensation, the Corporation hereby grants to the Employee the right to purchase, and Employee hereby agrees to purchase, within sixty (60) days of the Award Date and pursuant to the terms and conditions set forth herein and in the Plan, an aggregate of FIVE THOUSAND (5,000) shares of common stock of the Corporation (the "Bonus Shares") for a price (the "Purchase Price") equal to the par value of the Bonus Shares calculated at $0.01 per share. The Employee shall pay the Purchase Price in cash or by check at the office of the Corporation's Chief Financial Officer. To the extent that Employee fails to pay the Purchase Price in the foregoing manner within sixty (60) days of the Award Date, Employee's right to purchase the Bonus Shares under this Agreement shall lapse.

               3. Restrictions on Bonus Shares.

                    (a) The Bonus Shares so purchased and any additional shares or securities attributable thereto received by Employee as a result of any stock dividend, stock split, recapitalization, merger, reorganization or any other similar event (which additional shares and securities shall also be treated as Bonus Shares) shall be subject to the restrictions set forth in this Section 3. During the Restricted Period as hereinafter defined, except as permitted by this Agreement or the Plan, the Bonus Shares and the rights and privileges conferred hereby are not transferable or assignable and may not be offered, sold, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, garnishment, levy or similar process.


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                    (b) Except as earlier permitted by or pursuant to the Plan or by resolution of the Committee adopted after the date hereof, the Restricted Period shall commence on the Award Date and shall terminate on the FIFTH anniversary of the Award Date. The Bonus Shares vest equally over a FIVE-YEAR
period with the FIRST VESTING to occur ON           ,           , and annually
thereafter. Upon termination of the Restricted Period, all of the Bonus Shares shall become free of all restrictions contained in this Section 3.

                    (c) Notwithstanding any contrary provision contained in Subsection 3(b) hereof:

                         (1) If the Corporation terminates the Employee's
employment for other than Cause prior to the fifth anniversary of the Award Date, then upon such termination the Restricted Period with respect to all of the Bonus Shares held by Employee shall terminate and all such shares shall then become free from the restrictions contained in this Section 3. For purposes of this Agreement, "Cause" shall mean (i) an act or acts of dishonesty (including but not limited to conviction of a felony) taken by Employee which materially injures or damages the Corporation or (ii) Employee's willful failure to substantially perform Employee's duties where such willful failure results in demonstrable material injury and damage to the Corporation.

                         (2) If Employee terminates his employment with the
Corporation because of Employee's death or Total Disability, the Restricted Period with respect to all of the Bonus Stock held by Employee under this Agreement shall end on the date of such termination and all of such shares shall then become free from the restrictions contained in this Section 3.


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               4. Corporation Right of Reacquisition.

                    (a) Employee hereby agrees that the Corporation shall have the right and option to reacquire the Bonus Shares, or any portion thereof, if Employee's employment with the Corporation is terminated during the Restricted Period (i) for Cause (a "For Cause Termination") or (ii) for any other reason other than the death of Employee, the Total Disability of Employee or the Qualified Termination of Employee as described in Section 11 hereof (a "Nonqualified Termination"). In the event of a For Cause Termination or a Nonqualified Termination, the Corporation may exercise its right and option to reacquire all or any portion of the Bonus Shares for a price equal to the price that Employee paid for such shares as appropriately adjusted for any stock dividend, stock split or any other similar transaction which has occurred with respect to the Bonus Shares subsequent to the Award Date (the "Reacquisition Price"). No additional consideration shall be payable by the Corporation in connection with such reacquisition. Such right and option shall be exercised by giving written notice of exercise to Employee and tendering the Reacquisition Price in cash or by check of the Corporation to Employee within 180 days of the date of such termination of employment.

                    (b) If the Corporation exercises its right and option to reacquire Bonus Shares, stock certificates representing such shares shall be promptly transferred to the Corporation. In that connection, Employee authorizes the Corporation and its officers to effect such transfer by completing the stock power with respect to such reacquired Bonus Shares which Employee has deposited with the Corporation pursuant to Section 5 hereof in favor of the Corporation or its nominee and to take all other action necessary to complete such transfer.


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                    (c) If the Corporation fails to exercise its option to
reacquire any of the Bonus Shares or tender the Reacquisition Price within such 180-day period, the Restricted Period with respect to the Bonus Shares which are not so reacquired shall terminate on the last day of the 180-day period and such non-reacquired shares shall then become free of all of the restrictions contained in Section 3 hereof.

                    (d) References to the Corporation in this Agreement shall include each Subsidiary of the Corporation. A transfer of Employee's employment between Subsidiaries of the Corporation, or between any Subsidiary and the Corporation, shall not be considered a termination of employment for purposes of this Agreement. If Employee is employed by an entity which ceases to be a Subsidiary, such event shall be deemed for purposes of this Section 4 to be a Nonqualified Termination with respect to Employee. Absence from work caused by military service or authorized sick leave shall not be considered as a termination of employment for purposes of this Agreement.

               5. Stock Certificates.

                    (a) Upon the purchase of the Bonus Shares by Employee, stock certificates issued with respect to such Bonus Shares shall be registered in the name of Employee on the books of the Corporation and shall be deposited by Employee with the Corporation, together with a stock power endorsed in blank in the form attached as Attachment 1.

                    (b) All stock certificates representing shares of Bonus Shares during the Restricted Period shall bear the following legend:


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               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions contained in a Restricted Stock Award Agreement entered into between the registered owner and Pacific Gulf Properties Inc. A copy of such Agreement is on file in the office of the Secretary of Pacific Gulf Properties Inc., 4220 Von Karman, Second Floor, Newport Beach, California 92660."

                    (c) With regard to any shares of Bonus Shares which cease to be subject to the restrictions contained in Section 3 hereof, the Corporation shall, within sixty (60) days of the date that such shares cease to be subject to such restrictions, deliver a stock certificate representing such Bonus Shares free of the foregoing legend to Employee or, in the event of such Employee's death, to Employee's personal representative, heir or successor, in exchange for the legended stock certificate which previously represented such Bonus Shares.

               6. Shareholder's Rights. Subject to the terms of this Agreement, including but not limited to the transfer restrictions contained in Subsection 3(a) hereof, during the Restricted Period the Employee shall have all of the rights of a shareholder of the Corporation with respect to the Bonus Shares, including the right to vote all of such shares and the right to receive all cash dividends paid with respect to all of the Bonus Shares.

               7. Regulatory Compliance. The issue and sale of all of the Bonus Shares shall be subject to full compliance with all then applicable requirements of law and


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the requirements of any stock exchange upon which the Bonus Shares may be listed.

               8. Withholding Tax. Employee agrees that, in the event that the purchase of the Bonus Shares or the expiration of restrictions thereon results in Employee's realization of income which is subject to withholding of tax at source by Employee's employer for federal, state or local income tax purposes, either (a) Employee will pay to such Employee's employer an amount in cash or previously owned shares of the Corporation (valued at their Fair Market Value at the time of payment) equal to such withholding tax or (b) such employer on behalf of the Corporation may withhold such amount from Employee's salary. In addition, and notwithstanding any other provision of this Agreement which may be construed to the contrary, if permitted by applicable law, to the extent that withholding is required at the time of the expiration of restrictions contained in Section 3 hereof, withholding may at the election of Employee be satisfied by the reduction of the number of Bonus Shares to be delivered to Employee at the time such restrictions lapse and the transfer to the Corporation of Bonus Shares with a Fair Market Value at the time of such transfer equal to such withholding tax. Notwithstanding any provision of this Agreement which may be construed to the contrary, Company agrees to loan Employee sufficient funds to pay such withholding tax if the Employee is unable to sell Bonus Shares sufficient to pay such withholding tax due to any of the following: (i) such shares may not be sold by Employee because Employee possesses material non-public information with respect to the Company at the time that such restrictions lapse; (ii) Employee is precluded from advantageously selling such shares because of Rule 16b-3 promulgated by the Securities and Exchange Commission; or (iii) if for any other reason


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the Company requests Employee not to sell such shares. The term of any loan required to be made to Employee hereunder shall be for a one-year period or, if the reason precluding the sale of the Bonus Shares has not ceased by the end of that one-year term, three months subsequent to the date of the cessation of such precluding reason. Such loan shall bear interest at the prime rate in existence at the time that the loan is granted.

               9. Investment Representation. Employee represents and agrees that if Employee purchases any Bonus Shares at a time when there is not in effect under the Securities Act of 1933 a registration statement relating to such shares and there is not available for delivery a prospectus meeting the requirements of section 10(a)(3) of said Act, (a) Employee will acquire such shares upon such purchase for the purpose of investment and not with a view to their resale or distribution; (b) upon such purchase, Employee will furnish to the Corporation an investment letter in form and substance satisfactory to the Corporation; (c) if and when Employee proposes to publicly offer or sell any of such Bonus Shares, Employee shall notify the Corporation prior to any such offering or sale and shall abide by the opinion of counsel to the Corporation as to whether and under what conditions and circumstances, if any, Employee may offer and sell such Bonus Shares; and (d) the certificate or certificates representing the Bonus Shares shall bear a legend referring to the foregoing matters and any limitations under the Act and state securities laws with respect to the transfer of such Bonus Shares, and the Corporation may impose stop transfer instructions to implement such limitations, if applicable.

               10. Federal Income Tax Election. Employee hereby acknowledges receipt of advice that pursuant to current federal income tax laws, (a) Employee has 30


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days in which to elect to be taxed in the current taxable year on the Fair
Market Value of the Bonus Shares in excess of the Purchase Price paid by Employee for such shares in accordance with the provisions of Section 83(b) of the Code or any successor thereto; and (b) if no such election is made, a taxable event will occur when the Bonus Shares cease to be subject to the Corporation's right of repurchase, and that taxable income tax will then be incurred by Employee in the amount by which the Fair Market Value of the Bonus Shares on the date of the taxable event exceeds the Purchase Price paid by Employee for such shares.

               11. Special Rules if a Change of Control Occurs.

                    (a) If there is a Change in Control Event and a Qualifying Termination with respect to Employee occurs on or prior to the fifth anniversary of the date of the Change in Control Event, the Restricted Period for all shares of Bonus Shares owned by the Employee shall expire on the date of the Qualifying Termination and all of such shares shall thereupon become free of all of the restrictions contained in Section 3 hereof. Such acceleration of the expiration of the Restricted Period shall comply with applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Securities and Exchange Commission. For purposes of this Section 11 only, Committee shall mean the Committee of the Corporation as constituted immediately prior to the Change in Control Event.

                    (b)(1) Notwithstanding any provision of Subsection 11(a) hereof to the contrary, the Restricted Period shall not expire on account of a Qualifying Termination to the extent that the Committee determines that such expiration would cause the deduction


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limitations of Section 28OG of the Code to come into effect. In the event that the Restricted Period does not expire for any of the Bonus Shares, the Employee may request independent verification of the Committee's calculations with respect to the application of Section 280G. In such case, the Committee will provide to the Employee within 15 business days after such a request an opinion from a nationally recognized accounting firm selected by Employee (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that the limitation on the expiration of the Restricted Period hereunder is necessary to avoid the limits of Section 28OG and contain supporting calculations. The cost of such opinion shall be paid for by the Corporation. To the extent that such opinion concludes that the expiration of the Restricted Period with respect to all or some of the Bonus Shares would not cause the limits of Section 280G to come into effect, the Restricted Period with respect to such shares shall thereupon terminate and such shares shall then become free of all of the restrictions contained in Section 3 hereof.

                         (2) To the extent that the Corporation and the Employee
enter into an Employment Agreement which provides for certain severance payments in the event of a Qualified Termination after a Change in Control Event, and to the extent that such Employment Agreement provides limitations on the amount of such severance payments if such severance payments, together with all other "parachute payments" (as defined in the Employment Agreement), would cause the deduction limitations of Section 28OG of the Code to come into effect, if the Employee so chooses, Employee may elect that the Restricted Period not expire with respect to all or part of a Bonus Shares prior to any reductions of payments under the Employment Agreement.


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               (c) For purposes of this Agreement, a "Change in Control Event"
shall mean any of the following events:

                    (1) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Corporation or any successor thereto (the "Outstanding Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Corporation (except that an acquisition by virtue of the exercise of a conversion privilege shall not be considered within this clause (A) unless the converted security was itself acquired directly from the Corporation); (B) any acquisition by the Corporation; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation if, following such reorganization, merger or consolidation, the conditions described in clauses (A) and (B) of Subsection 11(c)(3) hereof are satisfied; or

                    (2) The cessation for any reason of the individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") to continue to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Award Date whose election, or nomination for


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election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                    (3) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation (a "transaction"), unless, following such transaction in each case, (A) more than 80% of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such transaction and (B) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such transaction, and any Person beneficially owning, immediately prior to such transaction, directly or indirectly, 20% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of


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the corporation resulting from such transaction or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; or

                    (4) Approval by the shareholders of the Corporation of (A) a complete liquidation or dissolution of the Corporation or (B) the sale or other disposition of all or substantially all of the assets of the Corporation, unless such assets are sold to a corporation and following such sale or other disposition, the conditions described in clauses (A) and (B) of Subsection 11(c)(3) hereof are satisfied.

               (d) If, subsequent to a Change in Control Event and during the period described in Section 11(a) hereof, Employee's employment terminates, such termination shall be considered a "Qualifying Termination" if either of the following events occurs:

                    (1) Employee voluntarily terminates employment for Good Reason. For purposes of this Section, "Good Reason" shall mean the occurrence of one of the following events without Employee's consent:

                         (i) The assignment to Employee of any duties
inconsistent in any material respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as they existed in their most significant form during the 90 days preceding the Change in Control Event or any other action by the Corporation which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Corporation promptly after receipt of notice thereof given by the Employee;


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                         (ii) Any reduction in Employee's total compensation not
agreed to by Employee, which reduction shall be deemed to occur if there is a reduction in (I) Employee's base salary or (II) Employee's ability to participate in employee benefit plans, receive expense reimbursements, receive other fringe benefits, receive office and support staff, or receive paid vacation, on the same terms as such benefits were applicable during the 90 days preceding the Change in Control Event, provided that, (aa) an isolated, insubstantial, and inadvertent failure not occurring in bad faith and which is promptly remedied after notice by the Employee shall not be deemed a violation of this Subsection 11(d)(1)(ii) and (bb) a reduction in one element of Employee's total compensation shall not be deemed a violation of this Subsection 11(d)(1)(ii) if a counterbalancing increase in another element of Employee's total compensation occurs (the determination of whether the increase is counterbalancing shall be determined by Employee in good faith); or

                         (iii) The transfer of Employee's job location to a site
which is more than 30 miles away from his or her place of employment prior to the Change in Control Event of the Corporation, unless the transfer is to the headquarters of Pacific Gulf Properties Inc.

                    (2) Employee is involuntarily terminated without "Cause" as defined in Subsection 3(c)(1) hereof.


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               (e) In the event that a Change in Control Event occurs before
Employee's termination from the Corporation, the following rules shall apply:

                    (1) Because it is agreed that time will be of the essence in determining the extent to which the Bonus Shares become free of the restrictions contained in Section 3 hereof, Employee or his or her Beneficiary may, if he or she desires, submit any claim for payment under this Agreement or dispute regarding the interpretation of this Agreement to arbitration. This right to select arbitration shall be solely that of Employee or his or her Beneficiary and Employee or his or her Beneficiary may decide whether or not to arbitrate in his or her discretion. The "right to select arbitration" is not mandatory on Employee or on his or her Beneficiary and Employee or his or her Beneficiary may choose in lieu thereof to bring an action in an appropriate civil court. Once an arbitration is commenced, however, it may not be discontinued without the mutual consent of both parties to the arbitration. During the lifetime of the Employee only he or she can use the arbitration procedure set forth in this Subsection 11(e).

                    (2) Any claim for arbitration may be submitted as follows: if Employee or Employee's Beneficiary disagrees with the Corporation regarding the interpretation of this Agreement and the claim is finally denied by the Corporation in whole or in part, such claim may be filed in writing with an arbitrator of Employee's or Employee's Beneficiary's choice who is selected by the method described in the next four sentences. The first step of the selection shall consist of Employee or Employee's Beneficiary submitting a list of five potential arbitrators to the Corporation. Each of the five arbitrators must be either (i) a member of the National Academy of Arbitrators located in the State of California or (ii) a retired California superior Court or Appellate Court judge. Within one week after receipt of the list, the Corporation shall select one of the five


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arbitrators as the arbitrator for the dispute in question. If the Corporation fails to select an arbitrator in a timely manner, Employee or Employee's Beneficiary shall then designate one of the five arbitrators as the arbitrator for the dispute in question.

                    (3) The arbitration hearing shall be held within seven days (or as soon thereafter as possible) after the picking of the arbitrator. No continuance of said hearing shall be allowed without the mutual consent of Employee or Employee's Beneficiary and the Corporation. Absence from or nonparticipation at the hearing by either party shall not prevent the issuance of an award. Hearing procedures which will expedite the hearing may be ordered at the arbitrators discretion, and the arbitrator may close the hearing in his or her sole discretion when he or she decides he or she has heard sufficient evidence to satisfy issuance of an award.

                    (4) The arbitrator's award shall be rendered as expeditiously as possible and in no event later than one week after the close of the hearing. In the event the arbitrator finds that the Corporation has breached this Agreement, he or she shall order the Corporation to immediately take the necessary steps to remedy the breach. The award of the arbitrator shall be final and binding upon the parties. The award may be enforced in any appropriate court as soon as possible after its rendition. If an action is brought to confirm the award, both the Corporation and Employee agree that no appeal shall be taken by either party from any decision rendered in such action.

                    (5) Solely for purposes of determining the allocation of the costs described in this Subsection, the Corporation will be considered the prevailing party in a dispute if the arbitrator determines (i) that the Corporation has not breached this


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Agreement and (ii) the claim by Employee or Employee's Beneficiary was frivolous; otherwise, Employee or Employee's Beneficiary will be held to be the prevailing party. In the event that the Corporation is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (excluding any attorneys' fees incurred by the Corporation) including stenographic reporter, if employed, shall be paid by the other party. In the event that Employee or Employee's Beneficiary is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (including all attorneys' fees incurred by Employee or Employee's Beneficiary in pursuing his or her claim), including the fees of a stenographic reporter if employed, shall be paid by the Corporation.

                    (6) If the arbitrator determines that (i) the Corporation has breached this Agreement and (ii) the Corporation was unjustified in failing to make the Bonus Shares free of restrictions as required under this Agreement for the benefit of Employee or Employee's Beneficiary, Corporation shall pay to Employee or Employee's Beneficiary, as liquidated damages and not as a penalty, an additional amount equal to 10% of the amount involved in the arbitration with respect to this Agreement.

               12. Continuance of Employment. Nothing contained herein or in the Plan shall confer upon Employee any right with respect to the continuation of Employee's employment by the Corporation or any Subsidiary or interfere in any way with the right of the Corporation or of any Subsidiary at any time to terminate such employment or to increase or decrease the compensation of Employee from the rate in existence at any time.

               13. Notices. Any notice, request, demand, instruction, other document or tender to be given hereunder or pursuant hereto to any party shall be in writing and shall


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either be personally delivered (in which event such notice or tender shall be deemed effective only upon such delivery), delivered by facsimile transmission or delivered by mail, sent by registered or certified mail, postage prepaid, return receipt requested to Employee or Employee's Beneficiary at the address set forth beneath Employee's signature hereto and, if to the Corporation, to the address set forth below:

                           Pacific Gulf Properties Inc.
                           4220 Von Karman, Second Floor
                           Newport Beach, California 92660
                           Attention: Chief Executive Officer

         Mailed notices and tenders shall be deemed to have been given three (3) days after the deposit of same in any United States mail, postage prepaid, addressed as set forth above. A party's notice and tender address may be changed for purposes of this Agreement by giving written notice of such change in the manner herein provided for giving notice. Unless and until such written notice is received, the last address stated by written notice, or as provided herein if no written notice of change has been sent or received, shall be deemed to continue in effect for all purposes hereunder. Notice given by facsimile transmission ("FAX") shall be deemed given only if the Employee Signature Page sets forth a FAX number or the Employee to whom such notice is given has provided a FAX number to the Corporation, and such notice shall be deemed delivered upon receipt by the Corporation of a FAX confirmation or other form of confirmation that the FAX sent was in fact received by the addressee.

               14. Plan. This award and all rights of Employee thereunder are subject to, and the Employee agrees to be bound by, all of the terms and conditions of the


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provisions of the Plan, incorporated herein by this reference, to the extent such provisions are applicable to restricted stock awards granted to Eligible Employees. The Employee acknowledges receipt of a copy of the Plan, which is incorporated herein and made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Employee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.


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         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer as of the date first above written and the Employee has hereunto set his or her hand.

                                    PACIFIC GULF PROPERTIES INC.
                                    (a Maryland corporation)


                                    By:
                                        ----------------------------------------
                                        Donald G. Herrman
                                        Executive Vice President,
                                        Chief Financial Officer and Secretary



                                    EMPLOYEE


                                    --------------------------------------------
                                    (Signature)


                                    --------------------------------------------
                                    (Typed Name of Employee)


                                    --------------------------------------------
                                    (Address)


                                    --------------------------------------------
                                    (City, State, Zip Code)



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                                CONSENT OF SPOUSE


         In consideration of the execution of the foregoing Restricted Stock Award Agreement by Pacific Gulf Properties Inc., I, ____________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.


DATED:             , 19    .
      -------------    ----                  -----------------------------------
                                                     Signature of Spouse


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                                  ATTACHMENT 1

                                STOCK ASSIGNMENT
                            SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED,                  does hereby sell, assign and
transfer unto PACIFIC GULF PROPERTIES INC.              (    ) Shares of the
Common Stock of PACIFIC GULF PROPERTIES INC. (the "Corporation") standing in his name on the books of said Corporation and represented by Certificate Number CH _______ herewith, and does hereby irrevocably constitute and appoint Cox, Castle & Nicholson, attorneys, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:                   , 19    .
      -------------------    ----            -----------------------------------

IN PRESENCE OF:
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                                             (Type or Print Name)


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